HSBC Investor Fund

HSBC Investor Core Plus Fixed Income Fund
HSBC Investor High Yield Fixed Income Fund
HSBC Investor Intermediate Duration Fixed Income Fund
HSBC Investor New York Tax-Free Bond Fund
(the “Fixed Income Funds”)

Supplement Dated December 19, 2008
to the Prospectus Dated February 28, 2008

          Each of the Fixed Income Funds is currently sub-advised by Halbis Capital Management (USA) Inc. (“Halbis”), an affiliate of the Funds’ investment adviser, HSBC Global Asset Management (USA) Inc. (the “Adviser”).

          Due to changes in its U.S. business model, Halbis has determined to resign as sub-adviser to the Fixed Income Funds effective January 31, 2009. The Adviser is actively exploring options for the Fixed Income Funds. Options under consideration are reorganizing the Fixed Income Funds into an unaffiliated fund family or liquidation of the Fixed Income Funds.

          The Adviser anticipates presenting its recommendations to the Board of Trustees of the Fixed Income Funds in the near future. Once the Board of Trustees has made a determination as to the course of action, the Adviser will provide notice to the Fixed Income Fund shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
FUTURE REFERENCE